Dreyfus
Florida Municipal
Money Market
Fund
Semi-Annual
Report

December 31, 1997

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance of the Dreyfus Florida Municipal Money Market Fund for the six months ended December 31, 1997. Your Fund produced an annualized yield of 3.13%, and after taking into account the effect of compounding, the annualized effective yield was 3.17%.* All dividends earned were exempt from Federal income tax and the State of Florida intangibles taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

ECONOMIC REVIEW

   Despite some fallout from Asia's financial woes, the U.S. economy continued to display considerable strength during the recent reporting period. Real Gross Domestic Product (GDP) growth remained steady at 3.3% for the second and third quarters of 1997, while year-end data indicated continuing economic strength. In November, the Commerce Department reported a 0.8% gain in personal income, the biggest gain since June 1996 and the thirteenth consecutive monthly increase. Disposable (after-tax) income also increased in November at a rate of 0.7%. November produced very strong employment data, with a leap in payrolls, a dip in the jobless rate, and another surge in hourly earnings. Consumer confidence was on the rise in November, too, and in December it soared to 134.5 -- its highest point in nearly three decades. Asia's financial turmoil seemed to have left its mark, however, with some slowdown in recent orders for big-ticket durables and a drop in November's National Association of Purchasing Managers factory index.

   Strong economic and employment data has yet to generate a rise in inflation, however, which has remained exceedingly low for many months. The Labor Department reported a meager 0.1% increase in the Consumer Price Index (CPI) for November. In fact, the annualized CPI is up just 1.8%, the smallest increase for a 12-month period in more than ten years. Reassured by these and other reports of low and even falling inflation, the Federal Reserve Board's Open Market Committee (FOMC) again made no change in the Federal Funds target rate at its December meeting. With Fed policy unchanged, short-term rates have remained in a trading range throughout most of the period.

MARKET ENVIRONMENT/PORTFOLIO OVERVIEW

   While the Federal Reserve remained quiet over the summer months, market technicals (i.e. supply/demand) played a major role in the short-term municipal market. Supply of one-year notes dissipated as many securities matured in late June and early July. This increase in investable cash marketwide placed temporary downward pressure on yields. In the weeks to follow, issuers returned to the market with their summer financings, alleviating the supply and demand imbalance. While much of that new supply was comprised of national and California-exempt issuances, there were several attractive buying opportunities for your Florida Fund. In early fall, increased supply of six-month and one-year Florida-exempt notes enabled us to extend your Fund's average maturity at attractive rates.

   As year-end approached, we saw a temporary rise in short-term rates as a result of corporate seasonal "window dressing." In addition, dealers priced securities at attractive levels in order to minimize their year-end inventory. The overall decrease in demand for securities that resulted caused yields to rise temporarily. However, assets flowed back into the tax-exempt money funds in early January, thereby putting downward pressure on short-term rates. During this same time period the Florida market experienced the opposite effect. Seasonal factors caused an inflow of assets into many Florida money market funds near year-end and a subsequent outflow in early January. This technical situation allowed the Florida Municipal Money Market Fund to invest while rates were attractive in late December and then to liquidate securities into the lower yielding environment that existed in early January. By mid-January, the market tends to stabilize for both national and Florida-exempt funds and normal trading patterns return. In the months ahead we will take advantage of any additional buying opportunities as we monitor potential Fed activity and any other significant changes in the municipal money market. All new investments will continue to meet the high credit quality standards which we require, and to provide a significant level of liquidity, commensurate with the needs of your Fund.

   Included in this report is a series of detailed statements about your Fund's holding and its financial condition. We hope you find them informative. Please know that we appreciate greatly your confidence in the Fund and in The Dreyfus Corporation.

                       Very truly yours,
                       /s/ Richard J. Moynihan
                       Richard J. Moynihan
                       Director, Municipal Portfolio Management
                       The Dreyfus Corporation

January 20, 1998
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                             DECEMBER 31, 1997 (UNAUDITED)

                                                                                       PRINCIPAL
TAX EXEMPT INVESTMENTS--100.0%                                                          AMOUNT          VALUE
-------------------------------------------------------------------------------      ------------    ------------
FLORIDA--91.9%
Broward County Housing Financing Authority, MFHR, VRDN:
  (Landings Inverray Apartments) 4.25% (LOC; PNC Bank) (a,b)...................      $  9,600,000    $  9,600,000
  (Margate Investments Project) 3.70% (LOC; Bank One) (a,b)....................         1,000,000       1,000,000

Broward County School District, RAN 4.50%, Series C, 4/22/98...................         3,000,000       3,005,270

Capital Projects Finance Authority, Revenue, VRDN
  (Capital Projects Loan Program)
  4.15% (BPA; Credit Suisse and Insured; FSA) (b)..............................         6,000,000       6,000,000

Dade County, Water and Sewer Systems Revenue, VRDN
  3.65% (BPA; Industrial Bank of Japan and Insured; FGIC) (b)..................        17,700,000      17,700,000

Dade County Health Facilities Authority, HR, VRDN
  (Miami Children's Hospital Project)
    5.20% (LOC; Barnett Bank) (a,b)............................................         3,000,000       3,000,000

Dade County Housing Finance Authority, SFMR 4.05%, 10/16/98 (Insured; FGIC)....         5,015,000       5,015,000

Dade County Industrial Development Authority, Exempt Facilities Revenue,
  Refunding, VRDN (Florida Power and Light Co. Project)
  4.60% (Guaranteed by; Florida Power and Light Co.) (b).......................        11,000,000      11,000,000

Florida Housing Finance Agency:
  Homeowner Mortgage Revenue 4%, Series 4, 6/1/98
  (LOC; Assured Management Corp.)..............................................         3,000,000       3,000,000
  VRDN:
    Housing Revenue:
      (Caribbean Key) 3.80%, Series F (LOC; Key Bank) (a,b)....................         5,000,000       5,000,000
      (Parrot's Landing) 4.05%, Series AA (LOC; FNMA) (a,b)....................         3,000,000       3,000,000
    MFHR (Kings Colony Project) 4.10% (LOC; Bankers Trust) (a,b)...............         7,740,000       7,740,000

Florida Municipal Power Agency, Revenue, Refunding, VRDN (Stanton II Project)
  3.60% (BPA; First Union National Bank and Insured; AMBAC) (b)................        12,500,000      12,500,000

Gulf Breeze, Revenue, VRDN (Local Government Loan Program)
  4.15%, Series C (Insured; FGIC and SBPA; Credit Locale de France) (b)........         5,850,000       5,850,000

Halifax Hospital Medical Center, TAN 4.125%, 4/15/98 (LOC; Nations Bank) (a)...         3,300,000       3,301,122

Highlands County Health Facilities Authority, Revenue, VRDN
  (Adventist Health Systems/Sunbelt Inc.):
    3.90%, Series A (BPA; First National Bank of Chicago and
      Insured; Capital Markets Assurance) (b)..................................         7,900,000       7,900,000
    3.90%, Series B (BPA; Canadian Imperial Bank of Commerce and
      Insured; Capital Markets Assurance) (b)..................................         7,700,000       7,700,000
    3.90%, Series A (LOC; Sun Trust Bank) (a,b)................................        14,500,000      14,500,000

Hillsborough County Aviation Authority, Revenue, CP
  (Tampa International Airport)
  3.90%, 3/9/98 (LOC; National Westminster Bank) (a)...........................         2,900,000       2,900,000

Hillsborough County Industrial Development Authority, PCR, VRDN
  (Tampa Electric Co. Project):
  5.10% (Guaranteed by; Tampa Electric Co.) (b)................................         5,000,000       5,000,000
  Refunding 4.50% (Guaranteed by; Tampa Electric Co.) (b)......................         7,420,000       7,420,000

Indian Trace Community Development District, VRDN (Basin 1 Water Management)
  3.65%, Series A (Insured; MBIA) (b)..........................................        10,000,000      10,000,000

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                                                DECEMBER 31, 1997 (UNAUDITED)

                                                                                       PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                      AMOUNT          VALUE
-------------------------------------------------------------------------------      ------------    ------------
FLORIDA (CONTINUED)
City of Jacksonville:
  VRDN:
  IDR:
    Refunding (Saint John's Medical Investments Limited Project)
      4.25% (LOC; Nations Bank) (a,b)..........................................      $  2,130,000    $  2,130,000
    (University of Florida Health Science Center) 4.20%
      (LOC; Nations Bank) (a,b)................................................         1,800,000       1,800,000
  PCR, Refunding (Florida Power and Light Co. Project)
    4.50% (Guaranteed by; Florida Power and Light Co.) (b).....................        13,000,000      13,000,000
Jacksonville Electric Authority, Revenue, CP 3.70%, Series D-1, 1/7/98
  (LOC; Credit Suisse) (a).....................................................         8,500,000       8,500,000
Jacksonville Health Facilities Authority, HR, Refunding, VRDN
  (Genesis Rehabilitation Hospital) 5% (LOC; Nations Bank) (a,b)...............         4,000,000       4,000,000
Martin County, PCR, Refunding, VRDN (Florida Power and Light Co. Project)
  4.40% (Guaranteed by; Florida Power and Light Co.) (b).......................         9,500,000       9,500,000
Orange County Health Facilities Authority, Revenue, VRDN
  (Adventist Health Systems/Sunbelt)
  3.875% (LOC; Rabobank Nederland) (a,b).......................................         5,000,000       5,000,000
Orange County Housing Finance Authority, MFHR:
  (Oakwood Project) 4%, 10/1/98 (LOC; Fleet Bank) (a)..........................         3,400,000       3,400,000
  VRDN (Heather Project) 3.65%, Series B (LOC; FNMA) (a,b).....................        12,500,000      12,500,000
Orange County School District, TAN 4.25%, 9/15/98..............................         3,000,000       3,010,607
City of Orlando, Special Assessment Revenue, VRDN (Republic Drive Interchange)
  3.55%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b).......................         5,000,000       5,000,000
Palm Beach County, Revenue, VRDN (Jewish Community Campus Corp.)
  3.75% (BPA; Northern Trust Bank and Insured; AMBAC) (b)......................         4,000,000       4,000,000
Palm Beach County Housing Finance Authority, Revenue
  3.896%, 7/1/98 (LOC; Bayerische Landesbank) (a)..............................         3,500,000       3,500,000
Pasco County Industrial Development Authority, Revenue, VRDN:
  (Windsor Woods Project) 4.275% (LOC; Kredietbank) (a,b)......................         3,500,000       3,500,000
  (Woodhaven Partners Project) 3.95% (LOC; Kredietbank) (a,b)..................         9,500,000       9,500,000
Pinellas County Health Facility Authority, Revenue, VRDN
  (Pooled Hospital Loan Program) 3.90% (LOC; Chase Manhattan Bank) (a,b).......         8,000,000       8,000,000
Putnam County Development Authority, PCR:
  (Seminole Electric)
    3.70%, Series H-4, 3/15/98 (Corp. Guaranty; National Rural Utilities
    Cooperative Finance Corp.).................................................         8,380,000       8,380,000
  (Seminole Electric Co-op)
    3.65%, Series D, 6/15/98 (Corp. Guaranty; National Rural Utilities
    Cooperative Finance Corp.).................................................         5,000,000       5,000,000
Saint John's County Housing Finance Authority, MFHR, Refunding, VRDN
  (Anastasia Shores Apartments Project)
  3.70% (LOC; Nations Bank) (a,b)..............................................         3,535,000       3,535,000

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1997 (UNAUDITED)
                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                      AMOUNT          VALUE
-------------------------------------------------------------------------------      ------------    ------------
FLORIDA (CONTINUED)
Saint Lucie County, PCR, (Florida Power and Light Co. Project):
  CP 3.60%, Series A, 1/9/98 (Guaranteed by; Florida Power and Light Co.)......      $  5,500,000    $  5,500,000
  Refunding, VRDN
    4.40% (Guaranteed by; Florida Power and Light Co.) (b).....................        20,300,000      20,300,000
    4.50% (Guaranteed by; Florida Power and Light Co.) (b).....................         2,900,000       2,900,000
Saint Petersburg, Capital Improvement Revenue, VRDN
  (Florida International Museum Project)
    4.20% (LOC; Sun Trust Bank) (a,b)..........................................         3,000,000       3,000,000
Sarasota County Public Hospital District, HR, CP
  (Sarasota Memorial Hospital Project):
    3.85%, Series A, 2/12/98 (Guaranteed by; Sarasota Memorial Hospital).......         6,700,000       6,700,000
    3.85%, Series A, 3/24/98...................................................         4,500,000       4,500,000
    3.75%, 3/19/98 (LOC; Sun Bank) (a).........................................         3,000,000       3,000,000
Sunshine State Governmental Financing Commision, Revenue, CP:
  3.75%, 1/6/98 (BPA: Toronto-Dominion Bank and Union Bank of Switzerland and
    Insured; AMBAC)............................................................         6,000,000       6,000,000
  3.75%, 3/23/98 (BPA: Toronto-Dominion Bank and Union Bank of Switzerland and
    Insured; AMBAC)............................................................         4,000,000       4,000,000

U.S. RELATED--8.1%
Commonwealth of Puerto Rico:
  Goverment Development Bank, Refunding, VRDN
    3.35% (BPA; Credit Suisse and Insured; MBIA) (b)...........................        17,900,000      17,900,000
  Highway and Transportation Authority, Highway Revenue, VRDN
    3.35%, Series X (LOC; Landesbank Hessin-Thuringen, Swiss Bank Corp. and
    Union Bank of Switzerland) (a,b)...........................................        10,395,000      10,395,000
                                                                                                     ------------
TOTAL INVESTMENTS (cost $349,581,999)..........................................                      $349,581,999
                                                                                                     ============

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------

SUMMARY OF ABBREVIATIONS
------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BPA        Bond Purchase Agreement                                        Insurance Corporation
CP         Commercial Paper                                 MFHR       Multi-Family Housing Revenue
FGIC       Financial Guaranty Insurance Company             PCR        Pollution Control Revenue
FNMA       Federal National Mortgage Association            RAN        Revenue Anticipation Notes
FSA        Financial Security Assurance                     SBPA       Standby Bond Purchase Agreement
HR         Hospital Revenue                                 SFMR       Single Family Mortgage Revenue
IDR        Industrial Development Revenue                   TAN        Tax Anticipation Notes
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
------------------------------------------------------------------------

FITCH (C)          OR          MOODY'S           OR           STANDARD & POOR'S         PERCENTAGE OF VALUE
---------                      -------                        -----------------         -------------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1, A2 (d)         98.3%
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                        1.7
                                                                                              ------
                                                                                              100.0%
                                                                                              ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------
(a) Secured by letters of credit. At December 31, 1997, 37.6% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations and government agencies.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

                     See notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                DECEMBER 31, 1997 (UNAUDITED)

                                                                                         COST            VALUE
                                                                                     ------------    ------------
ASSETS:                 Investments in securities--
                          See Statement of Investments.........................      $349,581,999    $349,581,999
                        Cash...................................................                        28,285,620
                        Interest receivable....................................                         1,659,472
                        Prepaid expenses.......................................                            16,613
                                                                                                     ------------
                                                                                                      379,543,704
                                                                                                     ------------
LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                            37,823
                        Payable for investment securities purchased............                         7,796,174
                        Accrued expenses and other liabilities.................                            99,883
                                                                                                     ------------
                                                                                                        7,933,880
                                                                                                     ------------
NET ASSETS.....................................................................                      $371,609,824
                                                                                                     ============
REPRESENTED BY:         Paid-in capital........................................                      $371,644,258
                        Accumulated net realized gain (loss) on investments....                           (34,434)
                                                                                                     ------------
NET ASSETS.....................................................................                      $371,609,824
                                                                                                     ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of beneficial interest authorized).                       371,644,258

NET ASSET VALUE, offering and redemption price per share.......................                             $1.00
                                                                                                            =====


STATEMENT OF OPERATIONS                                             SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME
INCOME                  Interest Income........................................                        $3,098,888
EXPENSES:               Management fee--Note 2(a)..............................       $   414,627
                        Shareholder servicing costs--Note 2(b).................           118,631
                        Registration fees......................................            65,311
                        Professional fees......................................            24,535
                        Trustees' fees and expenses--Note 2(c).................             9,466
                        Custodian fees.........................................             9,002
                        Prospectus and shareholders' reports...................             2,464
                        Miscellaneous..........................................             8,806
                                                                                      -----------
                              TOTAL EXPENSES...................................           652,842
                        Less--reduction in management fee due to
                           undertakings--Note 2(a).............................          (154,852)
                                                                                      -----------
                              NET EXPENSES.....................................                           497,990
                                                                                                       ----------
INVESTMENT INCOME--NET.........................................................                         2,600,898
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................                              (576)
                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                        $2,600,322
                                                                                                       ==========

                    See notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED
                                                                               DECEMBER 31, 1997    YEAR ENDED
                                                                                  (UNAUDITED)      JUNE 30, 1997
                                                                               -----------------   -------------
OPERATIONS:
  Investment income--net.................................................         $  2,600,898      $  4,549,021
  Net realized gain (loss) on investments................................                 (576)           (1,367)
                                                                                  ------------      ------------

    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......            2,600,322         4,547,654
                                                                                  ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.................................................           (2,600,898)       (4,549,021)
                                                                                  ------------      ------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold..........................................          393,328,383       408,335,858
  Dividends reinvested...................................................            2,371,340         3,643,396
  Cost of shares redeemed................................................         (168,969,579)     (408,239,069)
                                                                                  ------------      ------------

    INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
      INTEREST TRANSACTIONS..............................................          226,730,144         3,740,185
                                                                                  ------------      ------------

      TOTAL INCREASE (DECREASE) IN NET ASSETS............................          226,729,568         3,738,818

NET ASSETS:
  Beginning of Period....................................................          144,880,256       141,141,438
                                                                                   -----------      ------------
  End of Period..........................................................         $371,609,824      $144,880,256
                                                                                  ============      ============

                     See notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                        SIX MONTHS ENDED
                                                        DECEMBER 31, 1997              YEAR ENDED JUNE 30,
                                                                          ---------------------------------------
PER SHARE DATA:                                            (UNAUDITED)     1997       1996      1995     1994(1)
                                                           -----------    ------     ------    ------   --------
   Net asset value, beginning of period..............         $1.00       $1.00      $1.00     $1.00     $1.00
                                                              ------      ------     ------    ------    ------
   INVESTMENT OPERATIONS:
   Investment income--net............................           .016        .030       .032      .035      .017
                                                              ------      ------     ------    ------    ------
   DISTRIBUTIONS:
   Dividends from investment income-net..............          (.016)      (.030)     (.032)    (.035)    (.017)
                                                              ------      ------     ------    ------    ------
   Net asset value, end of period....................          $1.00       $1.00      $1.00     $1.00     $1.00
                                                              ======      ======     ======    ======    ======
TOTAL INVESTMENT RETURN..............................          3.15%(2)    3.05%      3.23%     3.50%     2.50%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........           .60%(2)     .57%       .49%      .21%       --
   Ratio of net investment income
      to average net assets..........................          3.14%(2)    3.02%      3.19%     3.50%     2.55%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............           .19%(2)     .20%       .32%      .46%      .79%(2)
   Net Assets, end of period (000's Omitted).........       $371,610    $144,880   $141,141  $165,570  $104,182

------------
(1) From October 20, 1993 (commencement of operations) to June 30, 1994.
(2) Annualized.

                     See notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Florida Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions available of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $29,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1997. If not applied, $3,000 of the carryover expires in fiscal 2003, $23,000 expires in fiscal 2004 and $3,000 expires in fiscal 2005.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has currently undertaken through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $154,852 during the period ended December 31, 1997.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Fund was charged $94,902 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $20,987 pursuant to the transfer agency agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

DREYFUS FLORIDA MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                   741SA9712